Exhibit 4.1

Execution Version

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Robert M. Johnson, Esq.

FIFTEENTH SUPPLEMENTAL INDENTURE

DATED AS OF APRIL 20, 2022

SUPPLEMENT TO INDENTURE OF MORTGAGE

DATED AS OF JUNE 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

Issuer (Mortgagor)

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

Trustee (Mortgagee)

EXHIBIT A – FORM OF THE BOND OF THE FORTY-EIGHTH SERIES

EXHIBIT B – FORM OF THE BOND OF THE FORTY-NINTH SERIES

SCHEDULE 1 – MORTGAGE INDENTURE RECORDING INFORMATION

i

FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of April 20, 2022 (this “Fifteenth Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized under the laws of the United States of America, as Trustee and Mortgagee under the Mortgage Indenture (as hereinafter defined) (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. Pursuant to the Term Credit Agreement (as hereinafter defined) and Section 3.01 of the Mortgage Indenture, the Company and the Trustee deem it advisable to enter into this Fifteenth Supplemental Indenture for the purposes of establishing the terms of the Bond of the Forty-Eighth Series (as hereinafter defined) and the Bond of the Forty-Ninth Series (collectively, the “Collateral Bonds”).

D. The execution and delivery of this Fifteenth Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

E. Concurrent with the execution hereof, the Company has delivered to the Trustee an Officer’s Certificate (as defined in the Mortgage Indenture) and has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

F. The Company has done all things necessary to make this Fifteenth Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of the Bonds of the series established hereby, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Fifteenth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

The following additional definitions are hereby established for purposes of this Fifteenth Supplemental Indenture and shall have the meanings set forth in this Fifteenth Supplemental Indenture only for purposes of this Fifteenth Supplemental Indenture:“2-Year Tranche Loans” has the meaning ascribed to it in the Term Credit Agreement.

“2-Year Tranche Loans” has the meaning ascribed to it in the Term Credit Agreement.

“2-Year Tranche Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 2-Year Tranche Loans, including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 2-Year Tranche Loans.

“364-Day Tranche Loans” has the meaning ascribed to it in the Term Credit Agreement.

“364-Day Tranche Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 364-Day Tranche Loans, including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 364-Day Tranche Loans.

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Collateral Bonds” means, collectively, the Bond of the Forty-Eighth Series and the Bond of the Forty-Ninth Series.

“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Interest Amount” means, without duplication, interest on all 2-Year Tranche Obligations or 364-Day Tranche Obligations, as applicable, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders (as defined in the Term Credit Agreement) holding Loans (as defined in the Term Credit Agreement), and any amendment, restatement, waiver, supplement or modification to any of the foregoing.

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of April 20, 2022, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, and Bank of America, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

ARTICLE II

ESTABLISHMENT OF THE BOND OF THE FORTY-EIGHTH SERIES

Section 201 Establishment of the Bond of the Forty-Eighth Series.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a forty-eighth series of Bonds designated as the “Bond of the Forty-Eighth Series” (the “Bond of the Forty-Eighth Series”). The Bond of the Forty-Eighth Series shall be fully registered in the name of and delivered to Bank of America, N.A., as Administrative Agent under the Term Credit Agreement.

Section 202 Form of the Bond of the Forty-Eighth Series.

The Bond of the Forty-Eighth Series shall be issued in certificated form and the form of the Bond of the Forty-Eighth Series is set forth in Exhibit A hereto and is hereby incorporated herein and made a part hereof.

Section 203 Principal Amount of the Bond of the Forty-Eighth Series.

The Bond of the Forty-Eighth Series shall be dated April 20, 2022 and be issued in an initial face amount of $400,000,000, which face amount shall represent the maximum principal amount of the Bond of the Forty-Eighth Series and such amount shall be subject to increases or decreases in the aggregate principal amount of the Bond of the Forty-Eighth Series as evidenced by Schedule A attached thereto, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 602 of this Fifteenth Supplemental Indenture. The amount of principal payable on the Bond of the Forty-Eighth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Mortgage Indenture, the principal amount of the Bond of the Forty-Eighth Series Outstanding as of any date of calculation shall be equal to the 2-Year Tranche Obligations (as defined in the Bond of the Forty-Eighth Series) outstanding under the Loan Documents (as defined in the Bond of the Forty-Eighth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Forty-Eighth Series may be increased or reduced from time to time as set forth in said Bond and the procedures identified in Section 602 of this Fifteenth Supplemental Indenture. Principal of the Bond of the Forty-Eighth Series shall be payable without the presentment or surrender thereof.

Section 204 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Forty-Eighth Series.

The Bond of the Forty-Eighth Series shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, in each case for such 2-Year Tranche Obligations, set forth in said Bond. The Bond of the Forty-Eighth Series shall have a Stated Maturity of April 19, 2024 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents (as defined in the Term Credit Agreement) and the procedures identified in Section 601 of this Fifteenth Supplemental Indenture). Interest on the Bond of the Forty-Eighth Series shall accrue from the same dates that interest, if any, accrues on outstanding 2-Year Tranche Obligations pursuant to the Loan Documents until such interest is paid.

Section 205 No Redemption; No Sinking Fund.

The Bond of the Forty-Eighth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Forty-Eighth Series.

Section 206 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Forty-Eighth Series. The Place of Payment of the Bond of the Forty-Eighth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

Section 207 No Exchanges; Limitations on Transfers.

The Bond of the Forty-Eighth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the Term Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

Section 208 Other Terms of the Bond of the Forty-Eighth Series.

The other terms of the Bond of the Forty-Eighth Series shall be as expressly set forth in Exhibit A hereto.

ARTICLE III

ESTABLISHMENT OF THE BOND OF THE FORTY-NINTH SERIES

Section 301 Establishment of the Bond of the Forty-Ninth Series.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a forty-ninth series of Bonds designated as the “Bond of the Forty-Ninth Series” (the “Bond of the Forty-Ninth Series”). The Bond of the Forty-Ninth Series shall be fully registered in the name of and delivered to Bank of America, N.A., as Administrative Agent under the Term Credit Agreement.

Section 302 Form of the Bond of the Forty-Ninth Series.

The Bond of the Forty-Ninth Series shall be issued in certificated form and the form of the Bond of the Forty-Ninth Series is set forth in Exhibit B hereto and is hereby incorporated herein and made a part hereof.

Section 303 Principal Amount of the Bond of the Forty-Ninth Series.

The Bond of the Forty-Ninth Series shall be dated April 20, 2022 and be issued in an initial face amount of $125,000,000, which face amount shall represent the maximum principal amount of the Bond of the Forty-Ninth Series and such amount shall be subject to increases or decreases in the aggregate principal amount of the Bond of the Forty-Ninth Series as evidenced by Schedule A attached thereto, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 602 of this Fifteenth Supplemental Indenture. The amount of principal payable on the Bond of the Forty-Ninth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Mortgage Indenture, the principal amount of the Bond of the Forty-Ninth Series Outstanding as of any date of calculation shall be equal to the 364-Day Tranche Obligations (as defined in the Bond of the Forty-Ninth Series) outstanding under the Loan Documents (as defined in the Bond of the Forty-Ninth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Forty-Ninth Series may be increased or reduced from time to time as set forth in said Bond and the procedures identified in Section 602 of this Fifteenth Supplemental Indenture. Principal of the Bond of the Forty-Ninth Series shall be payable without the presentment or surrender thereof.

Section 304 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Forty-Ninth Series.

The Bond of the Forty-Ninth Series shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, in each case for such 364-Day Tranche Obligations, set forth in said Bond. The Bond of the Forty-Ninth Series shall have a Stated Maturity of April 19, 2023 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents (as defined in the Term Credit Agreement) and the procedures identified in Section 601 of this Fifteenth Supplemental Indenture). Interest on the Bond of the Forty-Ninth Series shall accrue from the same dates that interest, if any, accrues on outstanding 364-Day Tranche Obligations pursuant to the Loan Documents until such interest is paid.

Section 305 No Redemption; No Sinking Fund.

The Bond of the Forty-Ninth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Forty-Ninth Series.

Section 306 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Forty-Ninth Series. The Place of Payment of the Bond of the Forty-Ninth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

Section 307 No Exchanges; Limitations on Transfers.

The Bond of the Forty-Ninth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the Term Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

Section 308 Other Terms of the Bond of the Forty-Ninth Series.

The other terms of the Bond of the Forty-Ninth Series shall be as expressly set forth in Exhibit B hereto.

ARTICLE IV

AMENDMENT, SUPPLEMENT AND WAIVER

The Trustee and the Company may not modify, amend or supplement this Fifteenth Supplemental Indenture except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the Fifteenth Supplemental Indenture, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Collateral Bonds established hereby and no other Bonds.

ARTICLE V

COVENANTS

Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Collateral Bonds established hereby as of the Original Issue Date (as defined in the applicable Collateral Bond).

ARTICLE VI

MISCELLANEOUS

Section 601 Extension Procedures for the Collateral Bonds.

From time to time, the Maturity Date specified on a Collateral Bond may be extended, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:

(a) An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing and (ii) the Maturity Date corresponding to the applicable Collateral Bond has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent (as defined in the Term Credit Agreement) confirming that the Maturity Date corresponding to the applicable Collateral Bond has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date.

(b) A Company Order requesting the Trustee update the Maturity Date corresponding to the applicable Collateral Bond to such new Maturity Date and authenticate a replacement Collateral Bond of the applicable series upon surrender by the Administrative Agent (as defined in the Term Credit Agreement) of the existing certificated Collateral Bond and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.

Section 602 Amendment Procedures for Principal Amount of the Collateral Bonds.

From time to time, the principal amount specified on a Collateral Bond may be increased or decreased as evidenced by Schedule A attached thereto, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:

(a) An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing, (ii) the principal amount corresponding to the applicable Collateral Bond has been increased or decreased pursuant to the terms of the Loan Documents and specifying such new principal amount and (iii) in the case of an increase in the principal amount of the Bond, the conditions thereto as set forth in the Mortgage Indenture are satisfied. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent (as defined in the Term Credit Agreement) confirming that the principal amount corresponding to the applicable Collateral Bond has been amended pursuant to the terms of the Loan Documents and specifying such new principal amount.

(b) A Company Order requesting the Trustee update the principal amount corresponding to the applicable Collateral Bond to such new principal amount and either (i) upon receipt of the existing certificated Collateral Bond from the Administrative Agent (as defined in the Term Credit Agreement), update Schedule A attached thereto and return such updated Collateral Bond to the Administrative Agent (as defined in the Term Credit Agreement) or (ii) authenticate a replacement Collateral Bond upon surrender by the Administrative Agent (as defined in the Term Credit Agreement) of the existing certificated Collateral Bond and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.

Section 603 Procedures for the Authentication of Replacement Bonds Representing the Bond of the Forty-Eighth Series.

From time to time, the terms of the Loan Documents may require that the Bond of the Forty-Eighth Series be represented by multiple certificated Bonds that, in the aggregate, represent the Bond of the Forty-Eighth (collectively, the “Replacement Bonds of the Forty-Eighth Series”) to account for amendments to the Term Credit Agreement that result in a portion of the Loans (as defined in the Term Credit Agreement) having a different Maturity Date or other terms. The Bond of the Forty-Eighth Series may be amended and replaced by any number of Replacement Bonds of the Forty-Eighth Series, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:

(a) An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing and (ii) a description of the amendment that was made to the Term Credit Agreement giving rise to the need to issue such Replacement Bonds of the Forty-Eighth Series. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent (as defined in the Term Credit Agreement) confirming such changes and new terms for the Replacement Bonds of the Forty-Eighth Series.

(b) A Company Order requesting the Trustee authenticate the Replacement Bonds of the Forty-Eighth Series with the Maturity Date(s) and principal amount(s) specified in the Officer’s Certificate delivered pursuant to Section 603(a) of this Fifteenth Supplemental Indenture upon surrender by the Administrative Agent (as defined in the Term Credit Agreement) of the existing certificated Bond of the Forty-Eighth Series and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.

(c) For purposes of this Fifteenth Supplemental Indenture, the term “Bond of the Forty-Eighth Series” shall become “Bonds of the Forty-Eighth Series” upon satisfaction of the requirements of Section 603(a) and (b) of this Fifteenth Supplemental Indenture and the Trustee’s authentication of any Replacement Bonds of the Forty-Eighth Series.

Section 604 Procedures for the Authentication of Replacement Bonds Representing the Bond of the Forty-Ninth Series.

From time to time, the terms of the Loan Documents may require that the Bond of the Forty-Ninth Series be represented by multiple certificated Bonds that, in the aggregate, represent the Bond of the Forty-Ninth (collectively, the “Replacement Bonds of the Forty-Ninth Series”) to account for amendments to the Term Credit Agreement that result in a portion of the Loans (as defined in the Term Credit Agreement) having a different Maturity Date or other terms. The Bond of the Forty-Ninth Series may be amended and replaced by any number of Replacement Bonds of the Forty-Ninth Series, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:

(a) An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing and (ii) a description of the amendment that was made to the Term Credit Agreement giving rise to the need to issue such Replacement Bonds of the Forty-Ninth Series. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent (as defined in the Term Credit Agreement) confirming such changes and new terms for the Replacement Bonds of the Forty-Ninth Series.

(b) A Company Order requesting the Trustee authenticate the Replacement Bonds of the Forty-Ninth Series with the Maturity Date(s) and principal amount(s) specified in the Officer’s Certificate delivered pursuant to Section 605(a) of this Fifteenth Supplemental Indenture upon surrender by the Administrative Agent (as defined in the Term Credit Agreement) of the existing certificated Bond of the Forty-Ninth Series and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.

(c) For purposes of this Fifteenth Supplemental Indenture, the term “Bond of the Forty-Ninth Series” shall become “Bonds of the Forty-Ninth Series” upon satisfaction of the requirements of Section 605(a) and (b) of this Fifteenth Supplemental Indenture and the Trustee’s authentication of any Replacement Bonds of the Forty-Ninth Series.

Section 605 Concerning the Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifteenth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Fifteenth Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Fifteenth Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

Section 606 Application of Fifteenth Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this Fifteenth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the Bonds of the series established hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Fifteenth Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

Section 607 Headings.

The headings of the several Articles of this Fifteenth Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

Section 608 Effective Date.

This Fifteenth Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

Section 609 Counterparts.

This Fifteenth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Fifteenth Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 610 Governing Law.

The laws of the State of New York shall govern this Fifteenth Supplemental Indenture and the Collateral Bonds, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 611 Severability.

In case any provision in this Fifteenth Supplemental Indenture and the Collateral Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 612 Incorporation by Reference.

The terms of Schedule 1 attached hereto are incorporated herein and made a part hereof by this reference.

Section 613 Electronic Communication.

With respect to the Collateral Bonds under this Fifteenth Supplemental Indenture, the Trustee shall have the right to accept and act upon instructions (“Instructions”), given pursuant to this Fifteenth Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing Authorized Officers and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized

Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt thereof by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Supplemental Indenture to be duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker
Name:	Margaret K. Becker
Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (Mortgagee)

By:	/s/ Ann Dolezal
Name:	Ann Dolezal
Title:	Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF SAN FRANCISCO	}

On March 24, 2022, before me, Jolie F. Ocampo, a notary public, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jolie F. Ocampo
Signature

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF ILLINOIS	}
}
COUNTY OF COOK	}

On April 19, 2022, before me, Lawrence M. Kusch, personally appeared Ann M. Dolezal, a Vice President of The Bank of New York Mellon Trust Company, N.A., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Lawrence M. Kusch
Signature

(Seal)

EXHIBIT A

[FORM OF BOND OF THE FORTY-EIGHTH SERIES]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE TERM CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP -TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: April 20, 2022	FACE AMOUNT: $__________(as the same may be amended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 602 of the Fifteenth Supplemental Indenture)	INTEREST RATE: See below

MATURITY DATE: April 19, 2024 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 601 of the Fifteenth Supplemental Indenture)	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: Bank of America, N.A., as Administrative Agent under the Term Credit Agreement (as defined below), or any successor Administrative Agent under the Term Credit Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

Bond of the Forty-Eighth Series

Face Amount (as the same may be amended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 602 of the Fifteenth Supplemental Indenture): $_______

No. _______

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to _______ DOLLARS ($_______ ) or such lesser principal amount as shall be equal to the 2-Year Tranche Obligations (as defined herein) due and payable under the Loan Documents (as defined herein) and as evidenced on Schedule A hereto pursuant to the procedures identified in Section 602 of the Fifteenth Supplemental Indenture, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) for such 2-Year Tranche Obligations until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 601 of the Fifteenth Supplemental Indenture) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the 2-Year Tranche Obligations outstanding from time to time under the Loan Documents. The principal due and payable hereunder by the Company as of any date shall be equal to the 2-Year Tranche Obligations due and payable under the Loan Documents on such date, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Term Credit Agreement) as 2-Year Tranche Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the 2-Year Tranche Obligations due and payable under the Loan Documents.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) on the 2-Year Tranche Obligations due and payable pursuant to the Loan Documents.

For purposes of this Bond:

“2-Year Tranche Loans” has the meaning ascribed to it in the Term Credit Agreement.

“2-Year Tranche Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 2-Year Tranche Loans, including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 2-Year Tranche Loans.

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Interest Amount” means, without duplication, interest on all 2-Year Tranche Obligations and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders (as defined in the Term Credit Agreement) holding Loans (as defined in the Term Credit Agreement), and any amendment, restatement, waiver, supplement or modification to any of the foregoing.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders holding 2-Year Tranche Loans, each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Term Credit Agreement and any other Persons the 2-Year Tranche Obligations owing to whom are or are purported to be secured by the Bond of the Forty-Eighth Series.

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of April 20, 2022, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, and Bank of America, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Maturity Date of this Bond specified above may be extended, without amendment hereof, pursuant to the terms of the Term Credit Agreement and the procedures identified in Section 601 of the Fifteenth Supplemental Indenture.

The principal amount of this Bond specified above may be amended, without amendment hereof, pursuant to the terms of the Term Credit Agreement and such amended principal amount may be evidenced on Schedule A hereto pursuant to the procedures identified in Section 602 of the Fifteenth Supplemental Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:	PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as the Bonds of the Forty-Eighth Series referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE FORTY-EIGHTH SERIES]

This Bond of the Forty-Eighth Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.

If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment with respect to any Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Term Credit Agreement shall have been terminated and all of the 2-Year Tranche Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the 2-Year Tranche Obligations outstanding under the Loan Documents as of such date.

This Bond is issuable in the denomination of $400,000,000 or such greater or lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the 2-Year Tranche Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such 2-Year Tranche Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the 2-Year Tranche Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT OF

THE BOND OF THE FORTY-EIGHTH SERIES

Date	Amount of Increase in Principal Amount of this Bond	Amount of Decrease in Principal Amount of this Bond	Principal Amount of this Bond following such Increase or Decrease	Signature of Authorized Signatory of the Trustee

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                         to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:                                                                           (Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[FORM OF BOND OF THE FORTY-NINTH SERIES]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE TERM CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP -TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: April 20, 2022	FACE AMOUNT: $__________(as the same may be amended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 602 of the Fifteenth Supplemental Indenture)	INTEREST RATE: See below

MATURITY DATE: April 19, 2023 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 601 of the Fifteenth Supplemental Indenture)	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: Bank of America, N.A., as Administrative Agent under the Term Credit Agreement (as defined below), or any successor Administrative Agent under the Term Credit Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

Bond of the Forty-Ninth Series

Face Amount (as the same may be amended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 602 of the Fifteenth Supplemental Indenture): $_______

No. _______

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to _______ DOLLARS ($_______ ) or such lesser principal amount as shall be equal to the 364-Day Tranche Obligations (as defined herein) due and payable under the Loan Documents (as defined herein) and as evidenced on Schedule A hereto pursuant to the procedures identified in Section 602 of the Fifteenth Supplemental Indenture, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) for such 364-Day Tranche Obligations until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 601 of the Fifteenth Supplemental Indenture) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the 364-Day Tranche Obligations outstanding from time to time under the Loan Documents. The principal due and payable hereunder by the Company as of any date shall be equal to the 364-Day Tranche Obligations due and payable under the Loan Documents on such date, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Term Credit Agreement) as 364-Day Tranche Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the 364-Day Tranche Obligations due and payable under the Loan Documents.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) on the 364-Day Tranche Obligations due and payable pursuant to the Loan Documents.

For purposes of this Bond:

“364-Day Tranche Loans” has the meaning ascribed to it in the Term Credit Agreement.

“364-Day Tranche Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 364-Day Tranche Loans, including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 364-Day Tranche Loans.

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Interest Amount” means, without duplication, interest on all 364-Day Tranche Obligations and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders (as defined in the Term Credit Agreement) holding Loans (as defined in the Term Credit Agreement), and any amendment, restatement, waiver, supplement or modification to any of the foregoing.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders holding 364-Day Tranche Loans, each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Term Credit Agreement and any other Persons the 364-Day Tranche Obligations owing to whom are or are purported to be secured by the Bond of the Forty-Ninth Series.

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of April 20, 2022, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, and Bank of America, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Maturity Date of this Bond specified above may be extended, without amendment hereof, pursuant to the terms of the Term Credit Agreement and the procedures identified in Section 601 of the Fifteenth Supplemental Indenture.

The principal amount of this Bond specified above may be amended, without amendment hereof, pursuant to the terms of the Term Credit Agreement and such amended principal amount may be evidenced on Schedule A hereto pursuant to the procedures identified in Section 602 of the Fifteenth Supplemental Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as the Bonds of the Forty-Ninth Series referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE FORTY-NINTH SERIES]

This Bond of the Forty-Ninth Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.

If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment with respect to any Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Term Credit Agreement shall have been terminated and all of the 364-Day Tranche Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the 364-Day Tranche Obligations outstanding under the Loan Documents as of such date.

This Bond is issuable in the denomination of $125,000,000 or such greater or lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the 364-Day Tranche Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such 364-Day Tranche Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the 364-Day Tranche Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT OF

THE BOND OF THE FORTY-NINTH SERIES

Date	Amount of Increase in Principal Amount of this Bond	Amount of Decrease in Principal Amount of this Bond	Principal Amount of this Bond following such Increase or Decrease	Signature of Authorized Signatory of the Trustee

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                          to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

RECORDING INFORMATION

This Schedule 1 is hereby incorporated into and made a part of the Fifteenth Supplemental Indenture. The Fifteenth Supplemental Indenture (or a memorandum describing such Fifteenth Supplemental Indenture) shall be recorded in the Official Records of the County (as defined above) in order to put third parties on record notice with respect thereto.

The Mortgage Indenture was initially recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column A below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column B below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2020 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2020 (the “2020 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column C below.

The Seventh Supplemental Indenture, dated as of November 16, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column D below.

The Eighth Supplemental Indenture, dated as of March 11, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column E below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2021 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of September 9, 2021 (the “2021 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column F below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column G below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column H below.

Sch. 1-1

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of March 31, 2022 (the “2022 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column I below.

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Alameda	Date: 7/8/2020 Instrument: 2020159002	Date: 8/19/2020 Instrument: 2020203390	—	Date: 3/8/2021 Instrument: 2021094794

Alpine	Date: 7/8/2020 Instrument: Ins.000313	Date: 8/21/2020 Instrument: 2020000409	—	Date: 2/26/2021 Instrument: 2021-000224

Amador	Date: 7/7/2020 Instrument: 2020-0005302	Date: 8/19/2020 Instrument: 2020-0006984-00	—	Date: 3/8/2021 Instrument: 20210002728

Butte	Date: 7/7/2020 Instrument: 2020-0026656	Date: 8/19/2020 Instrument: 2020-0033263	—	Date: 2/24/2021 Instrument: 2021-0008993

Calaveras	Date: 7/7/2020 Instrument: 2020-008603	Date: 8/19/2020 Instrument: 2020-011334	—	Date: 2/24/2021 Instrument: 2021-003707

Colusa	Date: 7/13/2020 Instrument: 2020-0002012	Date: 8/19/2020 Instrument: 2020-0002404	—	Date: 2/25/2021 Instrument: 2021-0000922

Contra Costa	Date: 7/10/2020 Instrument: 2020-0137967-00	Date: 8/24/2020 Instrument: 2020-0179597	—	Date: 3/8/2021 Instrument: 2021-0068856

El Dorado	Date: 7/7/2020 Instrument: 2020-0033173-00	Date: 8/19/2020 Instrument: 2020-0042892-00	—	Date: 3/4/2021 Instrument: 2021-0014976

Fresno	Date: 7/7/2020 Instrument: 2020-0084490	Date: 8/20/2020 Instrument: 2020-0108156	—	Date: 2/24/2021 Instrument: 2021-0031297

Sch. 1-2

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)

Glenn	Date: 7/8/2020 Instrument: 2020-2622	Date: 8/25/2020 Instrument: 2020-3320	—	Date: 2/25/2021 Instrument: 2021-0901

Humboldt	Date: 7/14/2020 Instrument: 2020-011590	Date: 8/24/2020 Instrument: 2020-014544	—	Date: 3/5/2021 Instrument: 2021005120

Kern	Date: 7/7/2020 Instrument: 220088046	Date: 8/19/2020 Instrument: 220113312	Date: 12/29/2020 Instrument: 220202055	Date: 2/24/2021 Instrument: 221034332

Kings	Date: 7/7/2020 Instrument: 2011843	Date: 8/21/2020 Instrument: 2015093	—	Date: 2/24/2021 Instrument: 2104019

Lake	Date: 7/7/2020 Instrument: 2020008082	Date: 8/19/2020 Instrument: 2020010193	—	Date: 2/24/2021 Instrument: 2021003293

Lassen	Date: 7/8/2020 Instrument: 2020-02654	Date: 8/20/2020 Instrument: 2020-03389	—	Date: 2/25/2021 Instrument: 2021-00982

Madera	Date: 7/7/2020 Instrument: 2020015446	Date: 8/19/2020 Instrument: 2020019584	—	Date: 3/9/2021 Instrument: 2021007361

Marin	Date: 7/7/2020 Instrument: 2020-0028741	Date: 8/19/2020 Instrument: 2020-0037600	—	Date: 2/24/2021 Instrument: 2021-0013112

Mariposa	Date: 7/7/2020 Instrument: 20202190	Date: 8/20/2020 Instrument: 20202821	—	Date: 3/4/2021 Instrument: 20211080

Mendocino	Date: 7/7/2020 Instrument: 202007917	Date: 8/19/2020 Instrument: 2020-10112	—	Date: 2/24/2021 Instrument: 2021-02892

Merced	Date: 7/7/2020 Instrument: 2020022266	Date: 8/19/2020 Instrument: 2020028493	—	Date: 2/24/2021 Instrument: 2021008602

Modoc	Date: 7/7/2020 Instrument: 20200001804	Date: 8/19/2020 Instrument: 20200002135	—	Date: 2/24/2021 Instrument: 20210000422

Monterey	Date: 7/7/2020 Instrument: 2020032685	Date: 8/19/2020 Instrument: 2020042185	—	Date: 2/24/2021 Instrument: 2021014097

Napa	Date: 7/7/2020 Instrument: 2020-0016006	Date: 8/20/2020 Instrument: 2020-0020526	—	Date: 3/4/2021 Instrument: 2021-0008728

Nevada	Date: 7/7/2020 Instrument: 20200015164	Date: 8/25/2020 Instrument: 20200020840	—	Date: 3/4/2021 Instrument: 20210007838

Placer	Date: 7/7/2020 Instrument: 2020-0067740	Date: 8/19/2020 Instrument: 2020-0087937-00	—	Date: 2/24/2021 Instrument: 2021-0026083-00

Plumas	Date: 7/9/2020 Instrument: 2020-0003422	Date: 8/20/2020 Instrument: 2020-0004742	—	Date: 3/11/2021 Instrument: 2021-0001758

Sacramento	Date: 7/7/2020 Instrument: Ins-202007071055	Date: 8/19/2020 Instrument: 202008190892	—	Date: 2/24/2021 Instrument: 202102241076

San Benito	Date: 7/7/2020 Instrument: 2020-0007874	Date: 8/19/2020 Instrument: 2020-0010072	—	Date: 3/4/2021 Instrument: 2021-0003400

Sch. 1-3

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)

San Bernardino	Date: 7/7/2020 Instrument: 2020-0226134	Date: 8/19/2020 Instrument: 2020-0294961	—	Date: 2/24/2021 Instrument: 2021-0087782

San Francisco	Date: 7/7/2020 Instrument: 2020-K949017-00	Date: 8/19/2020 Instrument: 2020006126	—	Date: 2/24/2021 Instrument: 2021036477

San Joaquin	Date: 7/7/2020 Instrument: 2020-080390	Date: 8/19/2020 Instrument: 2020-103840	—	Date: 2/24/2021 Instrument: 2021-033997

San Luis Obispo	Date: 7/7/2020 Instrument: 2020033897	Date: 8/19/2020 Instrument: 2020043805	Date: 3/5/2021 Instrument: 2021017044	Date: 3/8/2021 Instrument: 2021017458

San Mateo	Date: 7/7/2020 Instrument: 2020064008	Date: 8/21/2020 Instrument: 2020-084135	—	Date: 2/24/2021 Instrument: 2021-030961

Santa Barbara	Date: 7/13/2020 Instrument: 2020-0034969	Date: 8/19/2020 Instrument: 2020-0043690	—	Date: 2/24/2021 Instrument: 2021-0014736

Santa Clara	Date: 7/7/2020 Instrument: 24528422	Date: 8/19/2020 Instrument: 24580344	—	Date: 2/24/2021 Instrument: 24845255

Santa Cruz	Date: 7/7/2020 Instrument: 2020-0024403	Date: 8/19/2020 Instrument: 2020-0031634	—	Date: 2/24/2021 Instrument: 2021-0011369

Shasta	Date: 7/7/2020 Instrument: 2020-0021039	Date: 8/19/2020 Instrument: 2020-0027008	Date: 12/29/2020 Instrument: 2020-0047326	Date: 2/24/2021 Instrument: 2021-0007584

Sierra	Date: 7/9/2020 Instrument: 2020171226	Date: 8/20/2020 Instrument: 2020171540	—	Date: 2/25/2021 Instrument: 2020172589

Solano	Date: 7/7/2020 Instrument: Ins-202000054277	Date: 8/19/2020 Instrument: 202000069597	—	Date: 2/24/2021 Instrument: 202100021149

Sonoma	Date: 7/9/2020 Instrument: 2020055917	Date: 8/19/2020 Instrument: 2020070874	—	Date: 2/24/2021 Instrument: 2021021837

Stanislaus	Date: 7/8/2020 Instrument: 2020-0047771	Date: 8/19/2020 Instrument: 2020-0061515-00	—	Date: 2/24/2021 Instrument: 2021-0017942-00

Sutter	Date: 7/8/2020 Instrument: 2020-0009800	Date: 8/19/2020 Instrument: 2020-0012784	—	Date: 2/24/2021 Instrument: 20210003735

Tehama	Date: 7/7/2020 Instrument: 2020007674	Date: 8/19/2020 Instrument: 2020009820	—	Date: 2/24/2021 Instrument: 2021002378

Trinity	Date: 7/8/2020 Instrument: 202002224	Date: 8/20/2020 Instrument: 202002748	—	Date: 2/25/2021 Instrument: 202100581

Tulare	Date: 7/7/2020 Instrument: 2020-0039416	Date: 8/26/2020 Instrument: 2020-0049011	—	Date: 3/2/2021 Instrument: 2021-0015218

Tuolumne	Date: 7/7/2020 Instrument: 2020007628	Date: 8/19/2020 Instrument: 2020009759	—	Date: 3/2/2021 Instrument: 2021003503

Yolo	Date: 7/8/2020 Instrument: 2020-0020467	Date: 8/19/2020 Instrument: 2020-0026550	Date: 3/8/2021 Instrument: 2021-0009288	Date: 3/8/2021 Instrument: 2021-0009289

Yuba	Date: 7/8/2020 Instrument: 2020-010218	Date: 8/19/2020 Instrument: 2020-012939	—	Date: 2/24/2021 Instrument: 2021-003119

Sch. 1-4

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures , dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Alameda	Date: 06/15/2021 Instrument: 2021215933	—	Date: 09/14/2021 Instrument: 2021309420	Date: 01/26/2022 Instrument: 2022017249	—

Alpine	Date: 06/16/2021 Instrument: 2021000559	—	Date: 09/14/2021 Instrument: 2021-000769	Date: 01/24/2022 Instrument: 2022000031	—

Amador	Date: 06/15/2021 Instrument: 2021-0007084	—	Date: 09/15/2021 Instrument: 2021-0010656	Date: 01/25/2022 Instrument: 2022-0000724	—

Butte	Date: 06/17/2021 Instrument: 2021-0027732	—	Date: 09/10/2021 Instrument: 2021-0040855	Date: 01/21/2022 Instrument: 2022-0002347	—

Calaveras	Date: 06/15/2021 Instrument: 2021-011005	—	Date: 09/16/2021 Instrument: 2021-016140	Date: 01/21/2022 Instrument: 2022-001421	—

Colusa	Date: 06/17/2021 Instrument: 2021-0002508	—	Date: 09/14/2021 Instrument: 2021-0003762	Date: 01/24/2022 Instrument: 2022-0000404	—

Contra Costa	Date: 06/15/2021 Instrument: 2021-0172986	Date: 09/13/2021 Instrument: 2021-0254505	Date: 09/22/2021 Instrument: 2021-0263934	Date: 01/21/2022 Instrument: 2022-0013443

El Dorado	Date: 06/15/2021 Instrument: 2021-0039831	—	Date: 09/13/2021 Instrument: 2021-0058502	Date: 01/21/2022 Instrument: 2022-0003838	—

Fresno	Date: 06/15/2021 Instrument: 2021-0097447	—	Date: 09/13/2021 Instrument: 2021-0148962	Date: 01/24/2022 Instrument: 2022-0009356	Date: 04/06/2022 Instrument: 2022-0044515

Glenn	Date: 06/23/2021 Instrument: 2021-2872	—	Date: 09/10/2021 Instrument: 2021-4123	Date: 01/24/2022 Instrument: 2022-0307	—

Humboldt	Date: 06/24/2021 Instrument: 2021-014188	—	Date: 09/15/2021 Instrument: 2021-020689	Date: 01/25/2022 Instrument: 2022-001615	—

Kern	Date: 06/15/2021 Instrument: 221112026	—	Date: 09/14/2021 Instrument: 221174492	Date: 01/21/2022 Instrument: 222010906	—

Kings	Date: 06/15/2021 Instrument: 2113322	—	Date: 09/17/2021 Instrument: 2120473	Date: 02/01/2022 Instrument: 2202147	—

Lake	Date: 06/16/2021 Instrument: 2021010225	—	Date: 09/13/2021 Instrument: 2021-015134	Date: 02/02/2022 Instrument: 2022001154	—

Sch. 1-5

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures , dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)

Lassen	Date: 06/18/2021 Instrument: 2021-03286	—	Date: 09/13/2021 Instrument: 2021-04857	Date: 01/24/2022 Instrument: 2022-00332	—

Madera	Date: 06/15/2021 Instrument: 2021019093	—	Date: 09/10/2021 Instrument: 2021028583	Date: 01/21/2022 Instrument: 2022001843	—

Marin	Date: 06/15/2021 Instrument: 2021-0039212	—	Date: 09/10/2021 Instrument: 2021-0056705	Date: 01/21/2022 Instrument: 2022-0002727	Date: 04/06/2022 Instrument: 2022-0014733

Mariposa	Date: 06/15/2021 Instrument: 20212780	—	Date: 09/23/2021 Instrument: 20214302	Date: 02/01/2022 Instrument: 20220454	—

Mendocino	Date: 06/16/2021 Instrument: 2021-09192	—	Date: 09/17/2021 Instrument: 2021-14137	Date: 01/25/2022 Instrument: 2022-01242	—

Merced	Date: 06/15/2021 Instrument: 2021026546	—	Date: 09/13/2021 Instrument: 2021040766	Date: 01/21/2022 Instrument: 2022003686	—

Modoc	Date: 06/15/2021 Instrument: 20210001695	—	Date: 09/10/2021 Instrument: 20210002777	Date: 01/21/2022 Instrument: 20220000144	—

Monterey	Date: 06/17/2021 Instrument: 2021042424	—	Date: 09/13/2021 Instrument: 2021061137	Date: 01/24/2022 Instrument: 2022003479	—

Napa	Date: 06/15/2021 Instrument: 2021-0020222	—	Date: 09/13/2021 Instrument: 2021-0029107	Date: 01/25/2022 Instrument: 2022-0001607	—

Nevada	Date: 06/15/2021 Instrument: 20210020480	—	Date: 09/13/2021 Instrument: 20210030075	Date: 01/27/22 Instrument: 20220002043	Date: 03/31/2022 Instrument: 20220007109

Placer	Date: 06/15/2021 Instrument: 2021-0077769-00	—	Date: 09/10/2021 Instrument: 2021-0114356-00	Date: 01/25/2022 Instrument: 2022-0007227-00	Date: 03/31/2022 Instrument: 2022-0027849-00

Plumas	Date: 06/18/2021 Instrument: 2021-4121	Date: 09/21/2021 Instrument: 2021-0006513	Date: 09/24/2021 Instrument: 2021-0006605	Date: 01/24/2022 Instrument: 2022-0000507	—

Sacramento	Date: 06/18/2021 Instrument: 202106180534	—	Date: 09/13/2021 Instrument: 202109130797	Date: 01/21/2022 Instrument: 202201211306	—

San Benito	Date: 06/23/2021 Instrument: 2021-0009669	—	Date: 09/20/2021 Instrument: 2021-0014111	Date: 01/21/2022 Instrument: 2022-0000812	—

San Bernardino	Date: 06/15/2021 Instrument: 2021-0270300	—	Date: 09/10/2021 Instrument: 2021-0414379	Date: 01/21/2022 Instrument: 2022-0026583	—

Sch. 1-6

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures , dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)

San Francisco	Date: 06/16/2021 Instrument: 2021096597	—	Date: 09/20/2021 Instrument: 2021147122	Date: 01/28/2022 Instrument: 2022010094	—

San Joaquin	Date: 06/15/2021 Instrument: 2021-102076	—	Date: 09/10/2021 Instrument: 2021-152907	Date: 01/21/2022 Instrument: 2022-009240	—

San Luis Obispo	Date: 06/15/2021 Instrument: 2021042772	—	Date: 09/10/2021 Instrument: 2021062407	Date: 01/24/2022 Instrument: 2022003310	—

San Mateo	Date: 06/15/2021 Instrument: 2021-090929	—	Date: 09/14/2021 Instrument: 2021-132011	Date: 01/24/2022 Instrument: 2022-006389	Date: 04/07/2022 Instrument: 2022-029645

Santa Barbara	Date: 06/16/2021 Instrument: 2021-0045121	—	Date: 09/15/2021 Instrument: 2021-0065545	Date: 01/24/2022 Instrument: 2022-0004075	—

Santa Clara	Date: 06/15/2021 Instrument: 24996810	Date: 09/21/2021 Instrument: 25107264	Date: 09/22/2021 Instrument: 25109534	Date: 01/24/2022 Instrument: 25224313	Date: 04/07/2022 Instrument: 25277354

Santa Cruz	Date: 06/15/2021 Instrument: 2021-0032793	—	Date: 09/10/2021 Instrument: 2021-0046780	Date: 01/21/2022 Instrument: 2022-0002159	—

Shasta	Date: 06/15/2021 Instrument: 2021-0024897	Date: 09/20/2021 Instrument: 2021-0039149	Date: 09/22/2021 Instrument: 2021-0039480	Date: 01/21/2022 Instrument: 2022-0002199	Date: 04/06/2022 Instrument: 2022-0011169

Sierra	Date: 06/17/2021 Instrument: 2021173017	—	Date: 09/14/2021 Instrument: 2021173609	Date: 01/26/2022 Instrument: 2022174179	—

Solano	Date: 06/15/2021 Instrument: 202100064487	—	Date: 09/10/2021 Instrument: 202100095898	Date: 01/24/2022 Instrument: 202200005916	—

Sonoma	Date: 06/15/2021 Instrument: 2021070076	—	Date: 09/13/2021 Instrument: 2021102595	Date: 01/24/2022 Instrument: 2022004991	—

Stanislaus	Date: 06/16/2021 Instrument: 2021-0057206	—	Date: 10/05/2021 Instrument: 2021-0093766	Date: 02/02/2022 Instrument: 2022-0007967	—

Sutter	Date: 06/17/2021 Instrument: 2021-0011236	—	Date: 09/29/2021 Instrument: 2021-0017681	Date: 01/25/2022 Instrument: 2022-0001163	—

Tehama	Date: 06/15/2021 Instrument: 2021008603	—	Date: 09/10/2021 Instrument: 2021012840	Date: 01/21/2022 Instrument: 2022000860	—

Trinity	Date: 06/17/2021 Instrument: 202101938	—	Date: 09/13/2021 Instrument: 202105327	Date: 01/24/2022 Instrument: 202200200	—

Sch. 1-7

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures , dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)

Tulare	Date: 06/15/2021 Instrument: 2021-0043754	—	Date: 09/10/2021 Instrument: 2021-0066763	Date: 02/25/2022 Instrument: 2022-0005026	—

Tuolumne	Date: 06/17/2021 Instrument: 2021009478	—	Date: 09/10/2021 Instrument: 2021014302	Date: 01/24/2022 Instrument: 2022000979	—

Yolo	Date: 06/16/2021 Instrument: 2021-0023598	—	Date: 09/10/2021 Instrument: 2021-0034493	Date: 01/24/2022 Instrument: 2022-0001936	—

Yuba	Date: 06/15/2021 Instrument: 2021-010827	—	Date: 09/10/2021 Instrument: 2021-016949	Date: 01/24/2022 Instrument: 2022-001131	—

Sch. 1-8